Principal Funds, Inc.
Supplement dated February 1, 2022
to the Prospectus dated March 1, 2021
(as previously supplemented)

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR MIDCAP GROWTH FUND
Delete the Investment Advisor and Portfolio Managers section, and replace with the following:
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•Christopher T. Corbett (since 2017), Portfolio Manager
•Marc R. Shapiro (since 2020), Portfolio Manager

MANAGEMENT OF THE FUNDS
Delete all references to Michael Iacono.
Under The Manager and Advisor, delete the third bullet after the fourth paragraph under the list of Funds.